EXHIBIT 10.57(a)
SMITH & WESSON HOLDING CORPORATION
AND
CERTAIN AFFILIATED ENTITIES
AMENDMENT NO. 1 TO CREDIT AGREEMENT AND
ASSIGNMENT AND ACCEPTANCE OF COLLATERAL DOCUMENTS
     This Amendment No. 1 to Credit Agreement and Assignment and Acceptance of Collateral Documents (this “Amendment No. 1”) dated as of October 31, 2008 (the “Amendment Date”), is among Smith & Wesson Holding Corporation, a Nevada corporation (“Holdings”), Smith & Wesson Corp., a Delaware corporation (“S&W Corp.”), Thompson/Center Arms Company, Inc., a New Hampshire corporation (“TCAC”), Thompson Center Holding Corporation, a Delaware corporation (“TCHC”), Fox Ridge Outfitters, Inc., a New Hampshire corporation (“Fox Ridge”), Bear Lake Holdings, Inc., a Delaware corporation (“Bear Lake”), K.W. Thompson Tool Company, Inc., a New Hampshire corporation (“K.W. Thompson”), and O.L. Development, Inc., a New Hampshire corporation (“O.L. Development”) (Holdings, S&W Corp. and TCAC are hereinafter referred to individually as a “Borrower”, and collectively as the “Borrowers”, and the Borrowers, TCHC, Fox Ridge, Bear Lake, K.W. Thompson are O.L. Development are hereinafter referred to individually as a “Credit Party,” and collectively as the “Credit Parties”), the Lenders (as defined below), and Toronto Dominion (Texas) LLC, a Delaware limited liability company (“Toronto Dominion (Texas)”, in its capacity as administrative agent (in such capacity, the “Administrative Agent”) for itself and the other lenders party to the Credit Agreement (as defined below) from time to time (the “Lenders”), and TD Bank, N.A., a national banking association (“TD Bank”), in its capacity as successor Administrative Agent.
R E C I T A L S:
     WHEREAS, reference is made to a certain Credit Agreement dated as of November 30, 2007 by and among the Borrowers, the Lenders and the Administrative Agent (the “Credit Agreement”) (terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement); and
     WHEREAS, Toronto Dominion (Texas) desires to resign as Administrative Agent under the Credit Agreement and the other Loan Documents; and
     WHEREAS, the Required Lenders and the Borrowers desire to appoint TD Bank as successor Administrative Agent; and
     WHEREAS, the Borrowers and the Lenders have terminated the Acquisition Loan Commitment; and
     WHEREAS, the Borrowers are entering into a cash management agreement on the date hereof with TD Bank, as successor Administrative Agent, and have requested certain changes to the funding and repayment of Revolving Loans due to the cash management agreement; and
     WHEREAS, due to a scrivener’s error, the definition of “Applicable Margin” appearing in Section 1.01 of the Credit Agreement is not accurately stated; and
     WHEREAS, the Borrowers and the Lenders desire to modify the Consolidated Leverage Ratio;

     WHEREAS, the Borrowers and the Lenders desire to modify the Credit Agreement to permit one or more Borrowers to request, and the LC Issuer to issue, letters of credit for the account of one or more Guarantors; and
     WHEREAS, the Borrowers and the Lenders desire to release and terminate the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement; and
     WHEREAS, the parties hereto desire to effectuate the resignation of Toronto Dominion (Texas) as Administrative Agent and the appointment and acceptance of TD Bank as successor Administrative Agent and to amend the Credit Agreement (a) to reflect the termination of the Acquisition Loan Commitment, (b) to reflect the establishment of the cash management agreement and modify how Revolving Loans are made and repaid, (c) to correct the definition of Applicable Margin, (d) to modify the Consolidated Leverage Ratio, (d) release and terminate the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement, and (e) to permit one or more Borrowers to request, and the LC Issuer to issue, letters of credit for the account of one or more Guarantors, all upon the terms and conditions hereinafter set forth.
     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Recitals. The foregoing recitals are hereby incorporated by reference herein.
     2. Resignation of Toronto Dominion (Texas) as Administrative Agent; Appointment of TD Bank as Successor Administrative Agent.
          2.1. Resignation of Toronto Dominion (Texas) as Administrative Agent. Effective upon the satisfaction of the conditions set forth in Section 5 below and pursuant to Section 9.06 of the Credit Agreement (and, for the avoidance of doubt, subject to the last sentence of the first paragraph of Section 9.06), Toronto Dominion (Texas) hereby resigns as Administrative Agent under the Credit Agreement and the other Loan Documents. Each of the Lenders, the LC Issuer and the Borrowers hereby acknowledge and accept such resignation.
          2.2 Appointment of Successor Administrative Agent. Effective upon the satisfaction of the conditions set forth in Section 5 below, TD Bank, as the sole Lender under the Credit Agreement, hereby appoints TD Bank as successor Administrative Agent pursuant to Section 9.06 of the Credit Agreement, and TD Bank hereby accepts such appointment. The Borrowers and the LC Issuer hereby consent to such appointment for all purposes of the Credit Agreement and the other Loan Documents, and hereby waive prior written notice of the resignation of Toronto Dominion (Texas) as Administrative Agent. Effective upon the satisfaction of the conditions set forth in Section 5 below, the term “Administrative Agent” shall mean TD Bank in its capacity as Administrative Agent under the Credit Agreement, and TD Bank hereby succeeds to, becomes vested with and accepts all rights, powers, privileges and duties of the resigning Administrative Agent under the Credit Agreement. Effective upon the satisfaction of the conditions set forth in Section 5 below, Toronto Dominion (Texas) is hereby discharged from its duties and obligations as Administrative Agent under the Credit Agreement and the other Loan Documents, except as provided herein.
          2.3 Assignment and Acceptance of Collateral Documents. Effective upon the satisfaction of the conditions set forth in Section 5 below, Toronto Dominion (Texas), in its capacity as resigning Administrative Agent, hereby assigns and transfers irrevocably to TD Bank, in its capacity as successor Administrative Agent and its successors and assigns, all the estates, properties, rights, powers and duties of Toronto Dominion (Texas) in, to and under the Collateral Documents. Effective upon the satisfaction of the conditions set forth in Section 5 below, TD Bank hereby accepts such assignment and accepts all the estates, properties, rights, powers and duties of Toronto Dominion (Texas) under and pursuant to the Collateral Documents.
          2.4 Further Assurances. Toronto Dominion (Texas) will, at the expense of the Credit Parties and at any time and from time to time, promptly execute and deliver all further instruments and documents (including, without limitation, assignments of all collateral documents heretofore executed as security for the Credit Agreement and the Notes and which name Toronto Dominion (Texas) as secured party, assignee, mortgagee or the like), and take all further action, that may be necessary or desirable, or that Toronto Dominion (Texas) may reasonably request, in order to transfer any of the estates, properties, rights, powers and duties granted or purported to be granted hereby or to enable TD Bank to exercise and enforce its rights and remedies under the Collateral Documents.
     3. Amendments to Credit Agreement. The parties hereto hereby agree that, effective on the Effective Date, the Credit Agreement is hereby amended as follows:
          3.1 The following defined terms are hereby deleted in their entirety from Section 1.01 of the Credit Agreement: “Acquisition Availability”, “Acquisition Borrowing(s)”, “Acquisition Certificate”, “Acquisition Line Notes”, “Acquisition Loan”, “Acquisition Loan Availability Period”, “Acquisition Loan Commitment”, “Acquisition Loan Maturity Date”, “Applicable Acquisition Loan Percentage”, “Copyright Security Agreement”, “Patent Security Agreement”, “Trademark Security Agreement” and “Unused Acquisition Loan Fee”, and all references to Acquisition Availability, Acquisition Borrowing(s), Acquisition Certificate, Acquisition Line Notes, Acquisition Loan, Acquisition Loan Availability Period, Acquisition Loan Commitment, Acquisition Loan Maturity Date, Applicable Acquisition Loan Percentage, Permitted Acquisition, Copyright Security Agreement, Patent Security Agreement and Trademark Security Agreement and Unused Acquisition Loan Fee are hereby deleted from the Credit Agreement; and Exhibit A (Acquisition Certificate) and Exhibit B (Acquisition Line Note) are hereby deleted from the Credit Agreement.
          3.2 The definition of “Applicable Margin” appearing in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following is hereby inserted in its stead:
          “‘Applicable Margin’ means:
          (a) (i) during the period commencing on the date hereof and ending on the date of delivery of the Compliance Certificate for the fiscal quarter ending January 31, 2008, the Applicable Margin for all Loans and unused line fees shall be set at Level 2 on the grid below, and (ii) at all times during each Interest Period thereafter the Applicable Margin as of any date of determination shall be determined based upon the Consolidated Leverage Ratio as of the Determination Date immediately preceding such date as indicated in the following table:

		Applicable	Applicable
		Margin for	Margin for
		Revolving	Revolving
		Loan (per	Loan (per
		annum	annum
	Consolidated	rates) for	rates) for	Unused
	Leverage	Base Rate	LIBOR	Revolver
	Ratio	Loans	Loans	Fee
Level 1	Greater than 3.00:1.00	0.50%	2.50%	0.75%

Level 2	Greater than 2.50:1.00 but less than or equal to 3.00:1.00	0.00%	2.00%	0.50%

Level 3	Greater than 2.00:1.00 but less than or equal to 2.50:1.00	0.00%	1.75%	0.50%

Level 4	Greater than 1.50:1.00 but less than or equal to 2.00:1.00	0.00%	1.50%	0.25%

Level 5	Equal to or less than 1.50:1.00	0.00%	1.25%	0.25%
If any Compliance Certificate has not been delivered to the Administrative Agent within the time periods specified in Section 6.01(c), then until the Determination Date, the highest rate set forth above shall apply.”
     3.3 The defined term “Letter of Credit Documents” is hereby deleted in its entirety from Section 1.01 of the Credit Agreement and the following is hereby substituted in its stead:
“‘Letter of Credit Documents’ means collectively, any letter of credit application and other related documents executed by any Borrower in form satisfactory to the LC Issuer in connection with each Letter of Credit, including, without limitation, the Existing Letters of Credit, and any letter of credit application and other related documents executed by any Borrower and a Guarantor in form satisfactory to the LC Issuer in connection with any Letter of Credit issued for the account of such Guarantor.”
     3.4 The defined term “Obligations” is hereby deleted in its entirety from Section 1.01 of the Credit Agreement and the following is hereby substituted in its stead:
“‘Obligations’ means all unpaid principal of and accrued and unpaid interest on the Loans, all LC Exposure, all Cash Management Obligations, all Swap

Obligations, all Foreign Exchange Obligations, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Loan Parties arising under the Loan Documents to the Administrative Agent, the Lenders, the LC Issuer, any indemnified party, any holder of Cash Management Obligations, and any holder of Swap Obligations, including, without limitation, any Foreign Exchange Obligations.”
     3.5 The defined term “TD Banknorth, N.A.” is hereby deleted in its entirety from Section 1.01 of the Credit Agreement and the following is hereby substituted in its stead:
“‘TD Bank’ means TD Bank, N.A. (as successor-in-interest to TD Banknorth, N.A.), a national banking association and a Lender.”
All references to “TD Banknorth, N.A.” in the Credit Agreement are hereby deemed references to “TD Bank”.
     3.6 The defined term “Permitted Acquisition” is hereby deleted in its entirety from Section 1.01 of the Credit Agreement and the following is hereby substituted in its stead:
“‘Permitted Acquisition’ means any Acquisition by Holdings or any Subsidiary in a transaction that satisfies each of the following requirements:
     (a) intentionally omitted;
     (b) intentionally omitted;
     (c) receipt by the Administrative Agent of an officer’s certificate of the Borrower Representative certifying that both before and after giving effect to such Acquisition, each of the representations and warranties in the Loan Documents is true and correct (except (i) any such representation or warranty which relates to a specified prior date and (ii) to the extent the Administrative Agent has been notified in writing by the Borrower Representative that any representation or warranty is not correct and the Administrative Agent has explicitly waived in writing compliance with such representation or warranty) and no Default or Event of Default exists, will exist, or would result therefrom;
     (d) as soon as available, but not less than twenty (20) days prior to the closing date of such Acquisition, the Borrower Representative shall have provided the Administrative Agent (i) notice of such Acquisition, specifying the purchase price and closing date, together with a general description of the acquisition target’s business, (ii) copies of all business and financial information reasonably requested by the Administrative Agent, from time to time, including financial statements of the Companies on a Pro Forma Basis reflecting the financial impact of the Acquisition, (iii) drafts of any purchase and sale agreement, together with any available schedules and exhibits, (iv) if available, at least three (3) years of audited financial statements with respect to the acquisition target (or, if the acquisition target is a start-up company, any available financial statements of such acquisition target plus stand-alone projections for such acquisition target), and (v) intentionally omitted;
     (e) intentionally omitted;

     (f) if the Accounts and Inventory acquired in connection with such Acquisition are proposed to be included in the determination of the Borrowing Base, the Administrative Agent, at its option, shall have conducted an audit and field examination of such Accounts and Inventory to its satisfaction;
     (g) intentionally omitted;
     (h) if such Acquisition is an acquisition of the Equity Interests of a Person, the Acquisition is structured so that the acquired Person shall become a wholly-owned Subsidiary of Holdings, and may become a Loan Party pursuant to the terms of this Agreement if such Subsidiary is a Domestic Subsidiary of a Borrower;
     (i) if such Acquisition is an acquisition of assets, the Acquisition is structured so that a Borrower or a Subsidiary shall acquire such assets;
     (j) if such Acquisition is an acquisition of Equity Interests, such Acquisition will not result in any violation of Regulations T, U or X;
     (k) if such Acquisition involves a regulated business, such as firearm manufacturing, the Borrower Representative has provided evidence reasonably satisfactory to the Administrative Agent that acquisition target is compliant with all applicable regulations and has all licenses, permits and governmental approvals necessary to operate its business and that the acquiring Loan Party has obtained the necessary consents to the transfer of such licenses, permits and governmental approvals;
     (l) no Loan Party shall, as a result of or in connection with any such Acquisition, assume or incur any direct or contingent liabilities (whether relating to environmental, tax, litigation, or other matters) that could have a Material Adverse Effect;
     (m) in connection with an Acquisition of the Equity Interests of any Person, all Liens on property of such Person shall be terminated unless the Administrative Agent in its Permitted Discretion consents otherwise, and in connection with an Acquisition of the assets of any Person, all Liens on such assets shall be terminated;
     (n) the Financial Officer of Holdings shall certify (and provide the Administrative Agent with a pro forma calculation in form and substance reasonably satisfactory to the Administrative Agent) to the Administrative Agent that, immediately after giving effect to the completion of such Acquisition: (i) on a consolidated basis, the Companies will be in compliance with all financial covenants set forth in Section 7.12 hereof, and (ii) intentionally omitted; and
     (o) intentionally omitted.”
     3.7 The following definitions are hereby inserted in Section 1.01 of the Credit Agreement in appropriate alphabetical order therein:

“‘Cash Management Agreements’ means, collectively, one or more agreements entered into from time to time by TD Bank with any Borrower, the Borrower Representative and/or any Guarantor relating to cash management services regarding one or more of the Deposit Accounts, as such agreement(s) may be amended, restated or modified from time to time.”
“‘Master Account’ means that certain deposit account (account number 8245726051) of the Borrower Representative maintained with TD Bank and described in and subject to the Cash Management Agreements, and such other account(s) as the Borrowers (or the Borrower Representative) and TD Bank may, from time to time, designate as master account(s).”
“‘Deposit Account Agreements’ means, collectively, one or more agreements entered into from time to time by TD Bank with any Borrower, the Borrower Representative and/or any Guarantor relating to the opening and/or establishment of one or more Deposit Accounts, as such agreement(s) may be amended, restated or modified from time to time.”
“‘Deposit Accounts’ means, collectively, those certain deposit accounts of any Borrower, the Borrower Representative and/or any Guarantor maintained with TD Bank from time to time pursuant to the Deposit Account Agreements and described in and subject to the Cash Management Agreements.”
     3.8 The definition of “Funding Office” appearing in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following is hereby substituted in its stead:
“‘Funding Office’ means the office of the Administrative Agent located at 1441 Main Street, Springfield, Massachusetts 01103, or such other office as Administrative Agent may specify from time to time as its funding office by written notice to the Borrower Representative.”
     3.9 Section 2.06(b) (Mandatory Repayments of the Revolving Loans) of the Credit Agreement is hereby deleted in its entirety and the following is hereby substituted in its stead:
“(b) Mandatory Repayments of Revolving Loans.
     (i) The Borrowers hereby agree to promptly deposit, or cause to be promptly deposited, into the Deposit Accounts all cash, checks, electronic funds transfers and all other funds and payments received by the Borrowers or any other Loan Party. All funds from time to time deposited into the Deposit Accounts shall be subject to full cash dominion by the Administrative Agent and shall be deemed received by the Administrative Agent in accordance with Section 2.20(a) of the Credit Agreement. Subject to the terms and provisions of the Deposit Account Agreements and the Cash Management Agreements, the Administrative Agent shall determine the collected funds in the Master Account on each Business Day. Such collected funds shall be used to pay the fees and charges owed to TD Bank pursuant to the Deposit Account Agreements and the Cash Management Agreements, and then shall be used to pay checks and all other forms of debit activity that are properly drawn on the Deposit Account(s) and presented for payment. Subject to

Section 3.03 of the Credit Agreement, to the extent there remain excess collected funds in the Master Account after the payment of the fees, charges and checks as described in the previous sentence, all such excess collected funds (the “Excess Collected Funds”) shall be automatically applied, on each Business Day, to repay the Revolving Loans to the extent then outstanding. Funds applied to repay Revolving Loans in accordance with the previous sentence shall be applied first to repay Revolving Loans that are Base Rate Loans and, then, to repay Revolving Loans that are LIBOR Loans. After the application of the collected funds in accordance with this Section 2.06(b)(i), so long as no default or Event of Default has occurred and is continuing, any Excess Collected Funds shall remain on deposit in the Master Account, or at the written request of the Borrower Representative, all or a portion of such remaining balance shall be deposited into one or more securities and/or deposit accounts of the Borrowers maintained with the Administrative Agent.
     (ii) Notwithstanding Section 2.06(b)(i), if at any time the Revolving Exposure exceeds the lesser of (A) the Revolving Commitment or (B) the Borrowing Base, the Borrowers shall repay immediately the Revolving Loans and LC Exposure in an aggregate amount equal to such excess. Such repayment shall be applied first, to repay the Revolving Loans until the unpaid principal balance thereof is $0.00, and second, to cash collateralize the LC Exposure by depositing any excess in a LC Collateral Account. In addition, any amounts due under Section 2.20(a) as a result of such repayment shall also be paid.”
     3.10 Section 2.07 of the Credit Agreement is hereby deleted in its entirety and the following is hereby substituted in its stead: “Section 2.07. Intentionally deleted.”
     3.11 Section 2.08 of the Credit Agreement is hereby deleted in its entirety and the following are hereby substituted in its stead: “Section 2.08. Intentionally deleted.”
     3.12 Section 2.09(a) of Credit Agreement is hereby deleted in its entirety and the following are hereby substituted in its stead:
     “(a) General. Subject to the terms and conditions set forth herein, any Borrower may request the issuance of Letters of Credit for its own account or the account of any Guarantor, in a form reasonably acceptable to the LC Issuer at any time and from time to time during the Letter of Credit Availability Period denominated in Dollars or in one or more Alternative Currencies. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any Letter of Credit Document, the terms and conditions of this Agreement shall control. The Existing Letters of Credit shall be deemed Letters of Credit issued hereunder, and subject to the terms of this Agreement.”
     3.13 The following is hereby inserted as a new paragraph at the end of Section 2.11 (Procedure for Borrowing) of the Credit Agreement:
“To the extent there are insufficient collected funds in the Master Account as determined on any Business Day to pay the fees and charges and other account activity described in the fourth sentence of Section 2.06(b) for such Business Day, Borrowers shall be deemed to have automatically requested the borrowing of a Revolving Loan in the amount of such insufficiency (the “Insufficiency”). So long as no default or Event of Default has occurred and is continuing, and subject to the terms and conditions of this Agreement, a Revolving Loan will be made to the Master Account on such Business Day in the amount of the Insufficiency. Subject to Section 2.13 of this Agreement, each such Revolving Loan shall be a Base Rate Loan.”
     3.14 Section 2.12(a) of the Credit Agreement is hereby deleted in its entirety and the following is hereby inserted in its stead:
     “(a) Following receipt of a Borrowing Request or upon the occurrence of an Insufficiency in the Master Account as described in Section 2.11 or a Conversion/Continuation Notice, subject to the terms and provisions of this Agreement, the Administrative Agent shall promptly notify each Lender of the amount of its Applicable Revolving Loan Percentage, under the applicable Loan or the applicable Loans, and if no timely notice of a conversion or continuation is provided by the Borrower Representative, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans described in Section 2.11. In the case of Revolving Borrowing, (i) each appropriate Lender shall make the amount of its Loan available to the Administrative Agent in Dollars in immediately available funds at the Administrative Agent’s Office not later than 2:00 p.m. on the Business Day specified in the applicable Borrowing Request, check or Conversion/Continuation Notice and (ii) upon satisfaction or waiver of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Borrowing, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower Representative in like funds as received by the Administrative Agent either by (A) crediting the account of the applicable Borrower or Borrowers on the books of the Administrative Agent with the amount of such funds or (B) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower Representative; provided, however, that if, on the date a Borrowing Request with respect to a Revolving Borrowing is given by the Borrower Representative, there are LC Disbursements and/or LC Borrowings outstanding, then the proceeds of such Revolving Borrowing, first, shall be applied to the payment in full of any such LC Disbursements and/or LC Borrowings, and second, shall be made available to the Borrower Representative as provided above.”
     3.15 Section 2.18(b) of the Credit Agreement is hereby deleted in its entirety and the following is hereby substituted in its stead: “(b) Intentionally omitted.”
     3.16 Section 3.03(c) of the Credit Agreement is hereby deleted in its entirety and the following is hereby substituted in its stead: “(c) Intentionally omitted.”
     3.17 Section 4.02(e) of the Credit Agreement is hereby deleted in its entirety and the following is hereby substituted in its stead: “(e) Intentionally omitted.”

     3.18 The word “and” appearing immediately after the semicolon in Section 7.01(h) of the Credit Agreement is hereby deleted.
     3.19 The period appearing at the end of Section 7.01(i) of the Credit Agreement is hereby deleted and the following is hereby substituted in its stead: “;”.
     3.20 The following new subsections are hereby inserted immediately after Section 7.01(i) of the Credit Agreement and immediately before Section 7.02 of the Credit Agreement:
“(j) Indebtedness of any Guarantor incurred as an account party in respect of Letter(s) of Credit: and
(k) Indebtedness of any Loan Party secured only by patents, patent applications and registrations, trademarks, trademark applications and registrations, copyrights, and copyright applications and registrations of any Loan Party, and any rights related to the foregoing, provided that after giving effect thereto, the Companies will remain in compliance with Section 7.12.”
     3.21 The period appearing at the end of Section 7.02(h) of the Credit Agreement is hereby deleted and the following is hereby substituted in its stead: “;”.
     3.22 The following new subsection is hereby inserted immediately after Section 7.02(h) of the Credit Agreement and immediately before Section 7.03 of the Credit Agreement:
“(i) Liens solely on patents, patent applications and registrations, trademarks, trademark applications and registrations, copyrights and copyright applications and registrations of any Loan Party, and any rights related to the foregoing, provided that such Liens secure only Indebtedness permitted by clause (k) of section 7.01.”
     3.23 Section 7.12(b) of the Credit Agreement is hereby deleted in its entirety and the following is hereby substituted in its stead:
“(b) Consolidated Leverage Ratio. The Companies will not permit the Consolidated Leverage Ratio, determined for any Test Period ending on any date during any period set forth below, to be more than the ratio set forth below opposite such period:

Period	Ratio
October 31, 2008 and January 31, 2009	3.25:1.00
April 30, 2009 and each fiscal quarter thereafter	3.00:1.00
     3.24 Section 10.02(a)(i) of the Credit Agreement is hereby deleted in its entirety and the following is hereby substituted in its stead:

“(i)	if to the Administrative Agent at:

TD Bank, N.A.
1441 Main Street
Springfield, MA 01103
Attention: Maria P. Goncalves,
Senior Vice President — Commercial Loans
Facsimile No.: (413) 748-8037

with copy to:

Edwards Angell Palmer & Dodge LLP
111 Huntington Avenue
Boston, MA 02199
Attention: Mark I. Fogel, Esq.
Facsimile No.: (617) 227-4420”.
          3.25 Each of Schedule 2.01 (Applicable Percentage), Schedule 5.06(a) (Real Property), Schedule 5.14 (Material Agreements) and Schedule 6.12 (Depository Banks) to the Credit Agreement are hereby deleted in their entirety and Schedule 2.01 (Applicable Percentage), Schedule 5.06(a) (Real Property), Schedule 5.14 (Material Agreements) and Schedule 6.12 (Depository Banks) attached hereto are hereby substituted in their stead.
     4. Release and Termination of Copyright Security Agreement, Patent Security Agreement and Trademark Security Agreement. The Administrative Agent hereby affirms the termination and release of the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement. Notwithstanding the foregoing sentence, nothing contained herein is intended to evidence or acknowledge satisfaction or termination of the Obligations.
     5. Representations and Warranties. Each of the Credit Parties, by its execution hereof, jointly and severally represents and warrants as follows:
     5.1. Legal Existence; Organization. Each Credit Party is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization and under the laws of each other jurisdiction in which it is qualified to do business, with all power and authority (corporate or otherwise) necessary (a) to enter into this Amendment No. 1 (and the attached acknowledgements and consents to which such Credit Party is a party) and the documents executed in connection therewith and to perform all of its obligations hereunder and thereunder and (b) to own its properties and carry on the business now conducted or proposed to be conducted by it.
     5.2. Enforceability. Each Credit Party has taken all action (corporate or otherwise) required to make the provisions of this Amendment No. 1 (and the attached acknowledgements and consents to which such Credit Party is a party) and the documents executed in connection therewith valid and enforceable obligations of such Credit Party, as they purport to be. Each Credit Party has duly authorized, executed and delivered this Amendment No. 1 (and the attached acknowledgements and consents to which such Credit Party is a party) and the documents executed in connection therewith. This Amendment No. 1 (and the attached acknowledgements and consents to which such Credit Party is a party) and each document executed in connection therewith is the legal, valid and binding obligations of such Credit Party and each is enforceable against such Credit Party in accordance with its terms.

     5.3. No Legal Obstacle to Agreements. Neither the execution, delivery or performance by any Credit Party of this Amendment No. 1 (or the attached acknowledgements and consents to which such Credit Party is a party) or any document executed in connection therewith, nor the consummation of any other transaction referred to or contemplated by this Amendment No. 1 (or the attached acknowledgements and consents to which such Credit Party is a party) or any document executed in connection therewith, nor the fulfillment of the terms hereof or thereof, has constituted or resulted in or will constitute or result in:
     5.3.1 any breach or termination of any agreement, instrument, deed or lease to which such Credit Party is a party or by which such Credit Party is bound, or of the charter, by-laws or other organizational documents, as applicable, of such Credit Party;
     5.3.2 the violation of any law, judgment, decree or governmental order, rule or regulation applicable to such Credit Party;
     5.3.3 the creation under any agreement, instrument, deed or lease of any Lien (other than Liens on the Collateral which secure the Obligations) upon any of the assets of such Credit Party; or
     5.3.4 any redemption, retirement or other repurchase obligation of such Credit Party under any charter, by-law, organizational document, agreement, instrument, deed or lease to which such Credit Party is a party.
Except such as have been obtained and are in full force and effect, no approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by any Credit Party in connection with the execution, delivery and performance by such Credit Party of this Amendment No. 1 (and the attached acknowledgements and consents to which such Credit Party is a party) or any document executed in connection therewith or the consummation of the transactions contemplated hereby or thereby.
     5.4. Defaults. No Default exists or, immediately after giving effect to this Amendment No. 1, will exist.
     5.5. Incorporation of Representations and Warranties. The representations and warranties set forth in Article V of the Credit Agreement, as hereby amended, and in Section 10 of the Holdings/TCAC Guaranty, Section 10 of the Holdings/S&W Corp. Guaranty, Section 10 of the Operating Companies Guaranty and Section 10 of the Subsidiary Guaranty are each true and correct in all material respects on the date hereof as if originally made on and as of the date hereof, except as the same may expressly relate to an earlier date.
     6. Conditions. The effectiveness of this Amendment No. 1 shall be subject to and shall occur upon the satisfaction of the following conditions:
          6.1 Proper Proceedings. The execution and delivery by the Credit Parties of this Amendment No. 1 (and the attached acknowledgements and consents to which each such Credit Party is a party) and the documents executed in connection therewith and the performance of their respective obligations hereunder and thereunder shall have been authorized by all necessary proceedings of each of the Credit Parties. All necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person with respect to any of the transactions contemplated by this Amendment No. 1 and the documents executed in connection therewith shall have been obtained and shall be in full force and effect.
     6.2 Consummation of this Amendment No. 1. The Administrative Agent shall have received this Amendment No. 1 (with the attached acknowledgements and consents) fully executed by the parties hereto and thereto.
     6.3 Certificates of Secretary. The Administrative Agent shall have received a Certificate of each Credit Party dated as of the date hereof and executed by its Secretary or Assistant Secretary, which shall (A) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of this Amendment No. 1 and other documents to which it is a party, (B) identify by name and title and bear the signatures of the Financial Officers and any other officers of such Credit Party authorized to sign this Amendment No. 1 and such other documents, and (C) certify that there has been no change in the certificate or articles of incorporation and by-laws of each Credit Party since November 30, 2007 and that such certificate or articles of incorporation and by-laws are in full force and effect or, if any such certificate or articles of incorporation or by-laws have been changed since November 30, 2007, attach a copy of such certificate or articles of incorporation or by-laws and certify such copy of being true and correct and in full force and effect.
     6.4 Assignments and Acceptances of Certain Collateral Documents. Toronto Dominion (Texas), as resigning Administrative Agent, and TD Bank, as successor Administrative Agent, shall have executed and delivered (a) an Assignment and Acceptance of Mortgage, Collateral Assignment of Leases and Rents, Security Agreement and Fixture Filing with respect to the real property located at 2100 Roosevelt Avenue and 299 Page Boulevard, Springfield, Hampden County, Massachusetts, (b) an Assignment and Acceptance of Mortgage, Collateral Assignment of Leases and Rents, Security Agreement and Fixture Filing with respect to the real property located at 19 Aviation Drive, Houlton, Southern Aroostook County, Maine, and (c) an Assignment and Acceptance of Mortgage, Collateral Assignment of Leases and Rents, Security Agreement and Fixture Filing with respect to the real property located at 400 North Main Street, Rochester, Strafford County, New Hampshire.
     6.5 Title Updates and Title Endorsements. The Administrative Agent shall have received a title update to the loan policies of title insurance issued by Stewart Title Guaranty Company (policy numbers M-9402-84482, M-9402-84481 and M-9402-84484) in form and substance acceptable to the Administrative Agent. The Borrowers agree to furnish to the Administrative Agent, within sixty (60) days of the date hereof, a title endorsement to each of the title policies described in the preceding sentence reflecting the recording of the documents described in Section 5.4(d), (e) and (f) above and otherwise in form and substance acceptable to the Administrative Agent.
     6.5 Cash Management Agreement. The Administrative Agent shall have received duly executed copies of the Cash Management Agreements, such Cash Management Agreements to be fully executed by the parties thereto and in form and substance acceptable to the Administrative Agent.
     6.6 Releases and Terminations of Security Interests in Copyrights, Patents and Trademarks. The Administrative Agent shall have executed (a) a Release and Termination of Security Interest in Copyrights with respect to the Copyright Security Agreement, (b) a Release and Termination of Security Interest in Patents with respect to the Patent Security Agreement, and (c) a Release and Termination of Security Interest in Trademarks with respect to the

Trademark Security Agreement.
     6.7 Amendment No. 1 to Pledge and Security Agreement. The Administrative Agent shall have received an Amendment No. 1 to Pledge and Security Agreement fully executed by the parties thereto.
     6.8 Other Documents. The Administrative Agent shall have received duly executed copies of such other certificates, documents, instruments and agreements as the Administrative Agent shall reasonably request in connection with the transactions contemplated by this Amendment No. 1, each in form and substance acceptable to the Administrative Agent.
     6.9 Legal Matters. All legal matters incident to the transactions contemplated hereby shall be satisfactory to counsel for the Administrative Agent and the Lenders.
     6.10 Fees and Expenses. The Credit Parties shall have paid all fees and expenses of the Administrative Agent and the Lenders (including the reasonable fees and expenses of their legal counsel) in connection with this Amendment No. 1 and the documents executed in connection therewith and the transactions contemplated herein.
     7. Further Assurances. Each of the Credit Parties will, promptly upon the request of the Administrative Agent from time to time, execute, acknowledge, deliver, file and record all such instruments and notices, and take all such other action, as the Administrative Agent deems necessary or advisable to carry out the intent and purposes of this Amendment No. 1 (and the attached acknowledgements and consents) and the documents executed in connection therewith.
     8. Release.
     (a) In consideration of the agreements of the Administrative Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Credit Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Administrative Agent, each Lender and their respective successors and assigns, and their affiliates, subsidiaries, predecessors, directors, officers, attorneys, employees, agents and other representatives (Administrative Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees”, and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim”, and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Credit Party or any of its successors, assigns, or other legal representatives, may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment No. 1 for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, as amended by this Amendment No. 1, the other Loan Documents, or the transactions thereunder or related thereto.
     (b) Each Credit Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

     (c) Each Credit Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
     (d) Each Credit Party, on behalf of itself and its respective successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by the Credit Parties pursuant to Section 8(a) of this Amendment No. 1. If any Credit Party, or its respective successors, assigns, or other legal representatives violates the foregoing covenant, each Credit Party, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.
     9. General. The Credit Agreement, as amended hereby, and all of the Loan Documents are each confirmed as being in full force and effect. The Credit Agreement, as amended hereby, and the other Loan Documents constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. This Amendment No. 1 may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties thereto and their respective successors and assigns, including as such successors and assigns all holders of any Obligation. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by telecopy or in PDF format by electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment No. 1. This Amendment No. 1 (and attached acknowledgments and consents) shall be governed by and construed in accordance with the laws of the State of New York, including, but not limited to, Section 5-1401 of the New York General Obligations Law.
[Signatures begin on next page]

     Each of the undersigned has caused this Amendment No. 1 to Credit Agreement and Assignment and Acceptance of Collateral Documents to be executed and delivered by its duly authorized officer as of the date first above written.

Credit Parties: SMITH & WESSON HOLDING CORPORATION
By:	/s/ Michael F. Golden
Michael F. Golden, President

SMITH & WESSON CORP.
By:	/s/ Michael F. Golden
Michael F. Golden, President

THOMPSON/CENTER ARMS COMPANY, INC.
By:	/s/ Michael F. Golden
Michael F. Golden, President

THOMPSON CENTER HOLDING CORPORATION
By:	Michael F. Golden
Michael F. Golden, President

[Signatures appear on following pages]
[Signature Page to Amendment No. 1 to Credit Agreement]

FOX RIDGE OUTFITTERS, INC.
By:	/s/ Michael F. Golden
Michael F. Golden, President

BEAR LAKE HOLDINGS, INC.
By:	/s/ Michael F. Golden
Michael F. Golden, President

K.W. THOMPSON TOOL COMPANY, INC.
By:	/s/ Michael F. Golden
Michael F. Golden, President

O.L. DEVELOPMENT, INC.
By:	/s/ Michael F. Golden
Michael F. Golden, President

[Signatures appear on following pages]
[Signature Page to Amendment No. 1 to Credit Agreement]

     Each of the undersigned has caused this Amendment No. 1 to be executed and delivered by its duly authorized officer as of the date first above written.

Resigning Administrative Agent: TORONTO DOMINION (TEXAS) LLC, as resigning Administrative Agent
By:	/s/ Deborah Gravinese
Deborah Gravinese, President

Successor Administrative Agent: TD BANK, N.A., as successor Administrative Agent
By:	/s/ Maria P. Goncalves
Maria P. Goncalves, Senior Vice President

Lender: TD BANK, N.A., as sole Lender
By:	/s/ Maria P. Goncalves
Maria P. Goncalves, Senior Vice President

[Signatures appear on following pages]
[Signature Page to Amendment No. 1 to Credit Agreement]

ACKNOWLEDGMENT AND CONSENT
OF
HOLDINGS/THOMPSON/CENTER ARMS GUARANTY
     Each of the undersigned Guarantors, Smith & Wesson Holding Corporation, a Nevada corporation, and Thompson/Center Arms Company, Inc., a New Hampshire corporation, as parties to the Holdings/Thompson/Center Arms Guaranty dated as of November 30, 2007 (the “Holdings/Thompson/Center Arms Guaranty”), hereby consents to Amendment No. 1 to Credit Agreement and Assignment and Acceptance of Collateral Documents of even date herewith (“Amendment No. 1”), agrees to the provisions applicable to such Guarantor contained therein and acknowledges and confirms that the Holdings/Thompson/Center Arms Guaranty and all of the Loan Documents, are and remain in full force and effect. Each of the undersigned Guarantors jointly and severally represents to the Administrative Agent and the Lenders that the representations and warranties set forth in Article V of the Credit Agreement (as that term is defined in the Amendment No. 1) and Section 10 of the Holdings/Thompson/Center Arms Guaranty and in the other Loan Documents are each true and correct in all material respects on the date hereof and on the Amendment Date (as that term is defined in Amendment No. 1) as if originally made on the date hereof and on the Amendment Date, except as the same may expressly relate to an earlier date. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by telecopy or in PDF format by electronic mail shall be effective as delivery of a manually executed counterpart of this Acknowledgment and Consent of Holdings/Thompson/Center Arms Guaranty.
[Signatures appear on following pages]

     IN WITNESS WHEREOF, each of the undersigned has executed, or has caused the Acknowledgment and Consent of Holdings/Thompson/Center Arms Guaranty to be executed and delivered by its duly authorized officer as of October 31, 2008.

Guarantors: SMITH & WESSON HOLDING CORPORATION
By:	/s/ Michael F. Golden
Michael F. Golden, President

THOMPSON/CENTER ARMS COMPANY, INC.
By:	/s/ Michael F. Golden
Michael F. Golden, President

[Signatures appear on following pages]
[Signature Page to Amendment No. 1 to Credit Agreement]

ACKNOWLEDGMENT AND CONSENT
OF
HOLDINGS/S&W CORP. GUARANTY
     Each of the undersigned Guarantors, Smith & Wesson Holding Corporation, a Nevada corporation, and Smith & Wesson Corp., a Delaware corporation, as parties to the Holdings/S&W Corp. Guaranty dated as of November 30, 2007 (the “Holdings/S&W Corp. Guaranty”), hereby consents to Amendment No. 1 to Credit Agreement and Assignment and Acceptance of Collateral Documents of even date herewith (“Amendment No. 1”), agrees to the provisions applicable to such Guarantor contained therein and acknowledges and confirms that the Holdings/S&W Corp. Guaranty and all of the Loan Documents, are and remain in full force and effect. Each of the undersigned Guarantors jointly and severally represents to the Administrative Agent and the Lenders that the representations and warranties set forth in Article V of the Credit Agreement (as that term is defined in the Amendment No. 1) and Section 10 of the Holdings/S&W Corp. Guaranty and in the other Loan Documents are each true and correct in all material respects on the date hereof and on the Amendment Date (as that term is defined in Amendment No. 1) as if originally made on the date hereof and on the Amendment Date, except as the same may expressly relate to an earlier date. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by telecopy or in PDF format by electronic mail shall be effective as delivery of a manually executed counterpart of this Acknowledgment and Consent of Holdings/S&W Corp. Guaranty.
[Signatures appear on following pages]

     IN WITNESS WHEREOF, each of the undersigned has executed, or has caused the Acknowledgment and Consent of Holdings/S&W Corp. Guaranty to be executed and delivered by its duly authorized officer as of October 31, 2008.

Guarantors: SMITH & WESSON HOLDING CORPORATION
By:	/s/ Michael F. Golden
Michael F. Golden, President

SMITH & WESSON CORP.
By:	/s/ Michael F. Golden
Michael F. Golden, President

[Signatures appear on following pages]
[Signature Page to Amendment No. 1 to Credit Agreement]

ACKNOWLEDGMENT AND CONSENT
OF
OPERATING COMPANIES GUARANTY
     Each of the undersigned Guarantors, Smith & Wesson Corp., a Delaware corporation, and Thompson/Center Arms Company, Inc., a New Hampshire corporation, as parties to the Operating Companies Guaranty dated as of November 30, 2007 (the “Operating Companies Guaranty”), hereby consents to Amendment No. 1 to Credit Agreement and Assignment and Acceptance of Collateral Documents of even date herewith (“Amendment No. 1”), agrees to the provisions applicable to such Guarantor contained therein and acknowledges and confirms that the Operating Companies Guaranty and all of the Loan Documents, are and remain in full force and effect. Each of the undersigned Guarantors jointly and severally represents to the Administrative Agent and the Lenders that the representations and warranties set forth in Article V of the Credit Agreement (as that term is defined in the Amendment No. 1) and Section 10 of the Operating Companies Guaranty and in the other Loan Documents are each true and correct in all material respects on the date hereof and on the Amendment Date (as that term is defined in Amendment No. 1) as if originally made on the date hereof and on the Amendment Date, except as the same may expressly relate to an earlier date. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by telecopy or in PDF format by electronic mail shall be effective as delivery of a manually executed counterpart of this Acknowledgment and Consent of Operating Companies Guaranty.
[Signatures appear on following pages]

     IN WITNESS WHEREOF, each of the undersigned has executed, or has caused the Acknowledgment and Consent of Operating Companies Guaranty to be executed and delivered by its duly authorized officer as of October 31, 2008.

Guarantors: SMITH & WESSON CORP.
By:	/s/ Michael F. Golden
Michael F. Golden, President

THOMPSON/CENTER ARMS COMPANY, INC.
By:	/s/ Michael F. Golden
Michael F. Golden, President

[Signatures appear on following pages]
[Signature Page to Amendment No. 1 to Credit Agreement]

ACKNOWLEDGMENT AND CONSENT
OF
SUBSIDIARY GUARANTY
     Each of the undersigned Guarantors, Thompson Center Holding Corporation, a Delaware corporation, Fox Ridge Outfitters, Inc., a New Hampshire corporation, Bear Lake Holdings, Inc., a Delaware corporation, K.W. Thompson Tool Company, Inc., a New Hampshire corporation, and O.L. Development, Inc., a New Hampshire corporation, as parties to the Subsidiary Guaranty dated as of November 30, 2007 (the “Subsidiary Guaranty”), hereby consents to Amendment No. 1 to Credit Agreement and Assignment and Acceptance of Collateral Documents of even date herewith (“Amendment No. 1”), agrees to the provisions applicable to such Guarantor contained therein and acknowledges and confirms that the Subsidiary Guaranty and all of the Loan Documents, are and remain in full force and effect. Each of the undersigned Guarantors jointly and severally represents to the Administrative Agent and the Lenders that the representations and warranties set forth in Article V of the Credit Agreement (as that term is defined in the Amendment No. 1) and Section 10 of the Subsidiary Guaranty and in the other Loan Documents are each true and correct in all material respects on the date hereof and on the Amendment Date (as that term is defined in Amendment No. 1) as if originally made on the date hereof and on the Amendment Date, except as the same may expressly relate to an earlier date. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by telecopy or in PDF format by electronic mail shall be effective as delivery of a manually executed counterpart of this Acknowledgment and Consent of Subsidiary Guaranty.
[Signatures appear on following pages]

     IN WITNESS WHEREOF, each of the undersigned has executed, or has caused the Acknowledgment and Consent of Subsidiary Guaranty to be executed and delivered by its duly authorized officer as of October 31, 2008.

Guarantors: THOMPSON CENTER HOLDING CORPORATION
By:	/s/ Michael F. Golden
Michael F. Golden, President

FOX RIDGE OUTFITTERS, INC.
By:	/s/ Michael F. Golden
Michael F. Golden, President

BEAR LAKE HOLDINGS, INC.
By:	/s/ Michael F. Golden
Michael F. Golden, President

K.W. THOMPSON TOOL COMPANY, INC.
By:	/s/ Michael F. Golden
Michael F. Golden, President

O.L. DEVELOPMENT, INC.
By:	/s/ Michael F. Golden
Michael F. Golden, President

[Signature Page to Amendment No. 1 to Credit Agreement]